                                WM VARIABLE TRUST

                      Supplement dated December 5, 2001 to
                       Statement of Additional Information
                 dated May 1, 2001 (as revised November 5, 2001)


        1. On December 5, 2001, the Board of Trustees of WM Variable Trust, on behalf of its Growth Fund series, approved, and recommended shareholder approval of, separate Investment Sub-Advisory Agreements between WM Advisors, Inc. and each of (i) Columbia Management Company, (ii) OppenheimerFunds, Inc., and (iii) Janus Capital Corporation. Each Sub-Advisory Agreement, if approved, will take effect beginning March 1, 2002 (in the case of the new Sub-Advisory Agreement with Janus, on the date the former Sub-Advisory Agreement with Janus terminates, expected to be March 28, 2002).

        Accordingly, effective March 1, 2002, subject to shareholder approval, the following disclosure is added to the table contained in the section "Sub-Advisory Fees":

    Sub-Advisor / Funds                                  Fees
    -------------------                                  ----
COLUMBIA MANAGEMENT COMPANY
 Growth Fund                                 0.60% of the first $25 million
                                             0.40% of the next $25 million
                                             0.30% of the next $50 million
                                             0.25% of the next $400 million
                                             0.15% thereafter*

OPPENHEIMERFUNDS, INC.
 Growth Fund                                 0.40% of the first $150 million
                                             0.375% of the next $150 million
                                             0.35% of the next $200 million
                                             0.30% thereafter*

* Assets of the Growth Fund series of WM Trust II are included with the assets of the Growth Fund for purposes of determining fees.

        2. The first sentence under the sub-heading "Foreign Currency Exchange Transactions" in the section "Investment Objectives and Policies" is replaced by the following: "The Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income and Income Funds may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates."